Exhibit 99.1

January 2023 NASDAQ: BWV

The Presentation (the “Presentation”) has been prepared by Blue Water Vaccines, Inc. (the "Company"). Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. This Presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities of the Company in any jurisdiction, domestic of foreign, where the offer, solicitation or sale is not permitted or would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. FORWARD LOOKING STATEMENTS: Certain statements in this presentation (the ”Presentation”) has been prepared by Blue Water Vaccines, Inc . (the “Company”) . This presentation contains forward - looking within the meaning of the Private Securities Litigation Reform Act of 1995 . These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate,” “expect,” and “intend,” among others . These forward - looking statements are based on BWV’s current expectations and actual results could differ materially . There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements . These factors include, but are not limited to, risks related to the development of BWV’s vaccine candidates, including, but not limited to BWV - 301 ; the failure to obtain FDA clearances or approvals and noncompliance with FDA regulations ; delays and uncertainties caused by the global COVID - 19 pandemic ; risks related to the timing and progress of clinical development of our product candidates ; our need for additional financing ; uncertainties of patent protection and litigation ; uncertainties of government or third party payor reimbursement ; limited research and development efforts and dependence upon third parties ; and substantial competition . As with any vaccine under development, there are significant risks in the development, regulatory approval and commercialization of new products . BWV does not undertake an obligation to update or revise any forward - looking statement . Investors should read the risk factors set forth in BWV’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2021 , filed with the Securities and Exchange Commission (the “SEC”) on March 31 , 2022 , Quarterly Report on Form 10 - Q for the quarter ended September 30 , 2022 , filed with the SEC on November 14 , 2022 and periodic reports filed with the SEC on or after the date thereof . All of BWV’s forward - looking statements are expressly qualified by all such risk factors and other cautionary statements . The information set forth herein speaks only as of the date thereof . 2

Blue Water Vaccines Overview 3 Broad and Diverse Vaccine Pipeline: Novel preclinical vaccine candidates targeting key infectious diseases, including acute otitis media (middle ear infections), influenza, norovirus, rotavirus, chlamydia and malaria Accomplished Management Team and Board of Directors: Pipeline development and company success driven by management team and board of directors with extensive and diverse industry experience Esteemed Research Collaborations: Partnerships with renowned researchers, including The University of Oxford, Cincinnati Children’s Hospital Medical Center, & St. Jude Children’s Research Hospital Versatile VLP Vaccine Platform: Novel shell and protrusion (S&P) virus - like particle (VLP) platform with potential to develop multiple vaccine candidates, including influenza, monkeypox, norovirus, and rotavirus Focus on High Unmet Need: Focused development of vaccine candidates targeting high - burden diseases, such as those impacting children and those without efficacious or cost - effective vaccines available Opportunistic Business Model: Exclusive licenses of assets & platforms and targeted business development efforts contribute to an opportunistic business model promoting company growth and expansion

# Accomplished Management Team and Board of Directors

*Led by experienced entrepreneurs with sustained records of successfully leading innovation and commercialization*



**Joseph Hernandez**
*Founder, Chairman & CEO*

MERCK
ORAGENICS



**Andrew Skibo**
*Head of Biologic Operations*

AstraZeneca
MedImmune



**Ali Fattom, Ph.D.**
*Head of Science and Discovery*

NIH
NABI BIOPHARMACEUTICALS
BlueWillow Biologics



**Erin Henderson**
*Chief Business Officer*

AETOS GROUP



**Jon Garfield**
*Chief Financial Officer*

Coach USA
pwc

## Board of Directors

**Kimberly Murphy**
President & CEO, Oragenics, Inc (NYSE: OGEN)

**James Sapirstein**
President & CEO, First Wave Biopharma (NASDAQ: FWBI)

**Simon Tarsh**
Retired Senior Managing Director for Deloitte Consulting

**Vuk Jeremić**
Previous President of the United Nations

blue water vaccines

4

# Renowned Research Partners



**Sunetra Gupta, Ph.D.**

*Co-Inventor, Universal Influenza Vaccine (BWV-101)*

*Professor, University of Oxford*



**Xi Jason Jiang, Ph.D.**

*Co-Inventor, S & P Particle VLP Platform, Norovirus-Rotavirus Vaccine (BWV-301)*

*Retired Professor, University of Cincinnati, Department of Pediatrics*



**Ming Tan, Ph.D.**

*Co-Inventor, S & P Particle VLP Platform, Norovirus-Rotavirus Vaccine (BWV-301)*

*Assistant Professor, University of Cincinnati, Department of Pediatrics*



**Jason Rosch, Ph.D.**

*Inventor, S. pneumoniae Vaccine (BWV-201)*

*Associate Member, St. Jude Faculty*



**Guangming Zhong, M.D., Ph.D.**

*Inventor, Chlamydia Vaccine (BWV-401)*

*Professor, University of Texas Health San Antonio*

5

Blue Water Vaccines Pipeline Infectious Disease Program Candidate Preclinical Phase 1 Phase 2 Phase 3 Collaborator S. pneumo - Induced Acute Otitis Media & Pneumonia BWV - 201 Universal Flu BWV - 101 H1 Pre - Pandemic BWV - 102 Norovirus / Rotavirus BWV - 301 BWV is also exploring the applicability of monkeypox within the norovirus VLP platform Norovirus / Malaria BWV - 302 Chlamydia BWV - 401 6

# Blue Water Vaccines Recent Execution

**Apr – World Vaccine Congress**
H3 & Influenza B Epitopes of Limited Variability Discovery for BWV-101

**May – PIPE Financing**
$8m PIPE: Institutional Investors

**May – St. Jude Platform Expansion**
Sponsored Research Agreement to Explore Additional AOM-Causing Antigen Expression for BWV-201

**May – Butantan Flu Collaboration**
MoA for Development of BWV-101 in Brazil

**Jun – CCHMC Platform Research**
SRA to Explore Versatility of S&P VLP Platform

**Aug – PIPE Financing**
$10m PIPE: Institutional Investors

**Aug – VLP Monkeypox Research**
Research Initiative to Explore Potential for VLP Platform Use in Monkeypox

**Oct – Pneumonia Indication Expansion**
Announced exploration of BWV-201 efficacy in pneumococcal pneumonia in children and adults

**Nov – Chlamydia License Agreement**
Signed Exclusive, Global License Agreement for Development of Novel Chlamydia Vaccine

As of 9/30/2022, BWV has appx. $29.1 million in cash, expected to fund operations well into Q3 2024 blue water vaccines

7

Our Vaccine Candidates 8

Mucosal Immunity – Why is it Important? Key Benefits of Mucosal Immunity • High - burden mucosal pathogens with no available vaccine or vaccines with shortcomings: • No vaccine available 4 : genital herpes, respiratory syncytial virus (RSV), Chlamydia, Haemophilus influenzae, HIV, rhinovirus, Salmonella, gonorrhea, Staphylococcus, HSV • Vaccine available with shortcomings 5 : COVID - 19, influenza, pertussis, pneumococcus, meningococcus Serves as the body’s first line of defense against 1 infection & controls microbial shedding to interrupt onward transmission of pathogens 2 2 Neutralizing antigens at mucosal surfaces may prevent development into more severe disease (e.g., pneumococcus) 3 Mucosal Surfaces in the Human Body 1 BWV’s pipeline is highly focused on creating vaccines that elicit mucosal immunity & represents a next - gen approach for vaccine development https://doi.org/10.1038/nm1213 1) H olm g ren , J., & C z er ki ns ky, C . (2005). M u c os a l immunit y a n d v a c cines . N a t ur e me d icine , 11( 4 S uppl) , S4 5 – S53. 3) 9 2) W ri g h t P F , A cke r m a n M E , B ric kley E B. M u c os a l Immunity : Th e For g o tten Ar m o f t h e Immun e S ys te m . J P e d i a t ri c In f e ct Di s S o c. 2019 M a r 4) 28;8 (1) :53 - 54 . d oi : 10.10 9 3 / j p i d s /p ix 10 2 . P MID : 29 3 09 656 ; P MC I D : P MC66 15 3 07. 5) Lynch JM, Briles DE, Metzger DW. Increased protection against pneumococcal disease by mucosal administration of conjugate vaccine plus interleukin - 12. Infect Immun. 2003 Aug;71(8):4780 - 8. doi: 10.1128/IAI.71.8.4780 - 4788.2003. PMID: 12874361; PMCID: PMC166054. CDC, “List of Vaccines Used in the United States”, https://www.cdc.gov/vaccines/vpd/vaccines - list.htm l M a n ag emen t Assessmen t

10 BWV - 201: S. Pneumoniae – Induced Acute Otitis Media (AOM) & Pneumonia Blue Water Vaccines is committed to alleviating pain in children who suffer from S . pneumoniae induced middle ear infections and pneumonia in adults and children

# BWV-201 Overview

St. Jude Children's Research Hospital

## Blue Water Vaccines Pipeline

| Infectious Disease Program | Candidate | Preclinical | Phase 1 | Phase 2 | Phase 3 | Collaborator |
|---|---|---|---|---|---|---|
| *S. pneumo*-Induced Acute Otitis Media & Pneumonia | BWV-201 | ▶ | | | | St. Jude Children's Research Hospital |
| Universal Flu | BWV-101 | ▶ | | | | University of Oxford |
| H1 Pre-Pandemic | BWV-102 | ▶ | | | | University of Oxford |
| Norovirus / Rotavirus | BWV-301 | ▶ | | | | Cincinnati Children's |
| Norovirus / Malaria | BWV-302 | ▶ | | | | Cincinnati Children's |
| Chlamydia | BWV-401 | ▶ | | | | UT Health San Antonio |

## BWV-201 Highlights

- **BWV-201** is a live, attenuated, intranasally delivered, modified strain of 19F *Streptococcus pneumoniae*[1]
- Strain is capable of colonization, but not able to cause invasive disease[1]
- Hypothesized to be serotype-independent (e.g., will protect against all AOM and pneumonia-causing strains)[1]
- BWV has an exclusive, global license with St. Jude Children's Research Hospital
- Additional experiments currently in progress to present additional AOM-causing antigens to the bacteria surface

1) Rosch JW, Iverson AR, Humann J, Mann B, Gao G, Vogel P, Mina M, Murrah KA, Perez AC, Edward Swords W, Tuomanen EI, McCullers JA. A live-attenuated pneumococcal vaccine elicits CD4+ T-cell dependent class switching and provides serotype independent protection against acute otitis media. EMBO Mol Med. 2014 Jan;6(1):141-54. doi: 10.1002/emmm.201202150. PMID: 24408968; PMCID: PMC3936495.

11

blue water vaccines

# Pneumococcal Disease & Pneumonia Overview

St. Jude Children's Research Hospital®

## Pneumococcal Disease Overview[1]



Otitis media
Sinusitis
1
Pneumonia without bacteremia
Meningitis
Pneumonia with bacteremia
Bacteremia
Noninvasive Pneumococcal Disease
Invasive Pneumococcal Disease (IPD)

## Pneumonia Key Facts

- Pneumococcal pneumonia leads to an estimated **150,000 hospitalizations** each year in the US alone[2]
- Pneumococcal pneumonia accounts for **$1.3 billion in direct medical costs** annually, in addition to lost productivity[3]
- While there are commercially available pneumococcal vaccines, **efficacy rates against pneumococcal pneumonia are low[4]**, and vaccines are **serotype-dependent[5]**

***BWV-201 is designed to provide protection against forms of non-invasive pneumococcal disease, including Acute Otitis Media (AOM) and Pneumonia Without Bacteremia***

blue water vaccines

1) Katherine L. O'Brien, Meena Ramakrishnan, Adam Finn, Richard Malley, Chapter 12 - Pneumococcus, Pneumococcal Disease, and Prevention, Editor(s): Barry R. Bloom, Paul-Henri Lambert, The Vaccine Book (Second Edition), Academic Press, 2016, Pages 225-243, ISBN 9780128021743, https://doi.org/10.1016/B978-0-12-802174-3.00012-6
2) CDC Fast Facts: Pneumococcal Disease, January 27, 2022. https://www.cdc.gov/pneumococcal/about/facts.html
3) CDC: Drug Resistant *Streptococcus Pneumoniae*. https://www.cdc.gov/drugresistance/pdf/threats-report/strep-pneumoniae-508.pdf
4) Berild, J. D., Winje, B. A., Vestrheim, D. F., Slotved, H. C., Valentiner-Branth, P., Roth, A., & Storsäter, J. (2020). A Systematic Review of Studies Published between 2016 and 2019 on the Effectiveness and Efficacy of Pneumococcal Vaccination on Pneumonia and Invasive Pneumococcal Disease in an Elderly Population. Pathogens (Basel, Switzerland), 9(4), 259. https://doi.org/10.3390/pathogens9040259
5) CDC: Pneumococcal Disease, August 18, 2021. https://www.cdc.gov/vaccines/pubs/pinkbook/pneumo.html#:~:text=Pneumococcal%20Polysaccharide%20Vaccine&text=The%20serotypes%20are%3A%201%2C%202,either%20intramuscular%20or%20subcutaneous%20injection.

12

# Pneumococcal Vaccine Shortcomings & BWV-201 Approach

## PPV23 Pneumococcal Pneumonia Efficacy Rates[1]



All cause pneumonia: Kolditz (20)
All cause pneumonia: Dominguez (23)
All cause pneumonia: Kondo (24)
Pn-pneumonia: Suzuki (21)
Pn-pneumonia: Kim (25)
VT-pneumonia: Suzuki (21)
VT-pneumonia: Kim (25)
IPD: Kim (25)
VT-IPD: Kim (25)
VT-IPD: Djennad (22)
-100
-50
0
50
100
Vaccine effectiveness (%)

## PCV13 Pneumococcal Pneumonia Efficacy Rates[1]



All cause pneumonia: Vila-Corcoles (16)
All cause pneumonia: Kolditz (17)
Pn-Pneumonia: Vila-Corcoles (16)
Pn-Pneumonia: Prato (19)
VT-Pneumonia: Prato (19)
VT-Pneumonia: McLaughlin (18)
-100
-50
0
50
100
Vaccine effectiveness (%)

*Current pneumococcal vaccines are delivered **intramuscularly**[2], which provides adequate protection against invasive (e.g., bloodborne) disease[3], **but does not provide significant protection against non-invasive pneumococcal pneumonia**[1]*

***BWV-201 is given intranasally**, allowing the body to develop mucosal immunity against disease, therefore **providing protection against non-invasive pneumonia**[4]*

13

1) Berild, J. D., Winje, B. A., Vestrheim, D. F., Slotved, H. C., Valentiner-Branth, P., Roth, A., & Storsäter, J. (2020). A Systematic Review of Studies Published between 2016 and 2019 on the Effectiveness and Efficacy of Pneumococcal Vaccination on Pneumonia and Invasive Pneumococcal Disease in an Elderly Population. Pathogens (Basel, Switzerland), 9(4), 259. https://doi.org/10.3390/pathogens9040259
2) CDC: "Administering Pneumococcal Vaccines", January 24, 2022
3) CDC: "About Pneumococcal Vaccines", January 24, 2022
4) Rosch JW, Iverson AR, Humann J, Mann B, Gao G, Vogel P, Mina M, Murrah KA, Perez AC, Edward Swords W, Tuomanen EI, McCullers JA. A live-attenuated pneumococcal vaccine elicits CD4+ T-cell dependent class switching and provides serotype independent protection against acute otitis media. EMBO Mol Med. 2014 Jan;6(1):141-54. doi: 10.1002/emmm.201202150. PMID: 24408968; PMCID: PMC3936495.

# Acute Otitis Media (AOM) Overview

St. Jude Children's Research Hospital

## Otitis Media


External ear
Middle ear
Internal ear
Inflammation and fluid accumulation in the middle ear
Eustachian tube (narrowed)

## Acute Otitis Media Facts

- **Causes:** Infection can be viral, bacterial, or both
  - Key bacterial pathogens include *Streptococcus pneumoniae*, non-typeable *Haemophilus influenzae*, and *Moraxella catarrhalis*
- **Key Ages Impacted:** Children between 6 – 24mo
  - ~90% of all children will have at least one episode before school age
- **Primary Treatment:** >80% of AOM cases result in antibiotic prescription in the US[1]
- **Complications:** Infection of mastoid bone[2], inflammation of the inner ear[2], and sensorineural hearing loss (SNHL) are all associated with AOM[3]
  - Insertion of tympanostomy tubes for recurrent AOM is the most common ped. procedure in the US, with approximately 667,000 children <15y undergoing the procedure each year[4]

blue water vaccines

1) Barbieri, E., Donà, D., Cantarutti, A. et al. Antibiotic prescriptions in acute otitis media and pharyngitis in Italian pediatric outpatients. Ital J Pediatr 45, 103 (2019). https://doi.org/10.1186/s13052-019-0696-9
2) Ren Y, Sethi RKV, Stankovic KM. Acute Otitis Media and Associated Complications in United States Emergency Departments. Otol Neurotol. 2018 Sep;39(8):1005-1011. doi: 10.1097/MAO.0000000000001929. PMID: 30113560; PMCID: PMC6097248.
3) Park, J.H., Park, S.J., Kim, Y.H. et al. Sensorineural hearing loss: a complication of acute otitis media in adults. Eur Arch Otorhinolaryngol 271, 1879–1884 (2014). https://doi.org/10.1007/s00405-013-2675-x
4) Spaw M, Camacho M. Tympanostomy Tube. [Updated 2022 May 1]. In: StatPearls [Internet]. Treasure Island (FL): StatPearls Publishing; 2022 Jan-. Available from: https://www.ncbi.nlm.nih.gov/books/NBK565858/

14

# Acute Otitis Media Market Opportunity

St. Jude Children's Research Hospital®

## Key Acute Otitis Media Facts & Figures

- Small percentage of severe complications from AOM[1]
  - Tympanostomy tube placement, sensorineural hearing loss & mastoid bone inflammation associated with AOM
- 2 million emergency department visits[2]
- 5 million US cases of AOM annually[2]
- More than 10 million antibiotic prescriptions[2] (appx. $4.3B US spent annually on treatment[3])
- Approximately 30 million annual visits for medical care[2]

***Current pneumococcal vaccines are serotype-dependent and do not protect against AOM caused by serotypes not included in the vaccines[4], in addition to varying efficacy in non-invasive pneumococcal disease (e.g., AOM)[5]***

***BWV-201 is designed to be serotype-independent and could provide protection against all S. pneumo – induced AOM, as well as AOM caused by other bacterial pathogens (e.g., non-typeable* Haemophilus influenzae *and* Moraxella catarrhalis*)***

1) Danishyar A, Ashurst JV. Acute Otitis Media. [Updated 2022 Jan 21]. In: StatPearls [Internet]. Treasure Island (FL): StatPearls Publishing; 2022 Jan-. Available from: https://www.ncbi.nlm.nih.gov/books/NBK470332/
2) American Academy of Pediatrics and American Academy of Family Physicians, "Questions and Answers on Acute Otitis Media"
3) Tong S, Amand C, Kieffer A, Kyaw MH. Trends in healthcare utilization and costs associated with acute otitis media in the United States during 2008-2014. BMC Health Serv Res. 2018 May 2;18(1):318. doi: 10.1186/s12913-018-3139-1. PMID: 29720156; PMCID: PMC5932897.
4) Rosch JW, Iverson AR, Humann J, Mann B, Gao G, Vogel P, Mina M, Murrah KA, Perez AC, Edward Swords W, Tuomanen EI, McCullers JA. A live-attenuated pneumococcal vaccine elicits CD4+ T-cell dependent class switching and provides serotype independent protection against acute otitis media. EMBO Mol Med. 2014 Jan;6(1):141-54. doi: 10.1002/emmm.201202150. PMID: 24408968; PMCID: PMC3936495.
5) Lays P. Marra, Ana L. Sartori, Martha S. Martinez-Silveira, Cristiana M. Toscano, Ana L. Andrade, Effectiveness of Pneumococcal Vaccines on Otitis Media in Children: A Systematic Review, Value in Health, Volume 25, Issue 6, 2022, Pages 1042-1056, ISSN 1098-3015, https://doi.org/10.1016/j.jval.2021.12.012.

15

blue water vaccines

# BWV-201: Combating Antimicrobial Resistance (AMR)

***"Antimicrobial resistance threatens the very core of modern medicine and the sustainability of an effective, global public health response to the enduring threat from infectious diseases."***

***-WHO Global Action Plan on AMR[1]***

**Change in Strain Dominance Post-Vaccine[2]**



1998–1999: n = 3025
2004–2005: n = 2504
PCV7 Types
PCV7-related Types
Non-PCV7 Types
14
19F
6B
18C
23F
4
9V
19A
6A
9
23
18
12F
33F
7F
1
38
22F
15
3
35B
Strain 19A emerged post-PCV7 introduction
20
10
0
10
2
Percentage of all invasive isolates

- In 2017, the WHO declared that **AMR is one of the top 10 global public health threats** facing humanity[3], with *Streptococcus pneumoniae* and *Haemophilus influenzae* identified as key threats[4]
- With more than **80% of all AOM cases resulting in an antibiotic prescription** and possibility of reinfection post treatment[5], *Streptococcus pneumoniae* antibiotic resistance is a great public health concern
- One study found the **majority of *S. pneumo* strains isolated from children were antibiotic resistant[6]**

***In an effort to cover every current and future S. pneumo strain in BWV-201, Blue Water Vaccines is committed to combating AMR within non-invasive forms of pneumococcal disease, such as AOM and pneumonia***

1) World Health Organization: "Global action plan on antimicrobial resistance", January 1, 2016.
2) Moore, M. R., Gertz, R. E., Jr, Woodbury, R. L., Barkocy-Gallagher, G. A., Schaffner, W., Lexau, C., Gershman, K., Reingold, A., Farley, M., Harrison, L. H., Hadler, J. L., Bennett, N. M., Thomas, A. R., McGee, L., Pilishvili, T., Brueggemann, A. B., Whitney, C. G., Jorgensen, J. H., & Beall, B. (2008). Population snapshot of emergent Streptococcus pneumoniae serotype 19A in the United States, 2005. The Journal of infectious diseases, 197(7), 1016–1027. https://doi.org/10.1086/528996
3) World Health Organization, Fact Sheets on Antimicrobial Resistance. November 17, 2021.
4) World Health Organization. "WHO publishes list of bacteria for which new antibiotics are urgently needed". February 27, 2017.
5) Barbieri, E., Donà, D., Cantarutti, A. et al. Antibiotic prescriptions in acute otitis media and pharyngitis in Italian pediatric outpatients. Ital J Pediatr 45, 103 (2019). https://doi.org/10.1186/s13052-019-0696-9
6) Zielnik-Jurkiewicz B, Bielicka A. Antibiotic resistance of Streptococcus pneumoniae in children with acute otitis media treatment failure. Int J Pediatr Otorhinolaryngol. 2015 Dec;79(12):2129-33. doi: 10.1016/j.ijporl.2015.09.030. Epub 2015 Sep 30. PMID: 26454530.

16

blue water vaccines

# BWV-201 Preclinical Data for AOM: Mouse Model[1]

**Approach:** Mice intranasally vaccinated with BWV-201 (BHN97ΔftsY) or other live, attenuated vaccines vs. placebo and challenged with BHN97 strain

St. Jude Children's Research Hospital



A
Otitis Media
Sinusitis
Weight Change
Percent
100
80
60
40
20
0
-20
BWV-201
Mock
PCV7
PPV23
D39x ΔcaxP
D39x ΔftsY
BHN97ΔcaxP
BHN97ΔftsY

1. ***Incidence of otitis media and sinusitis was significantly lower in BWV-201 vaccinated mice vs. mock group***
2. ***Other vaccine candidates & PPV23 did not demonstrate significant differences in otitis media or sinusitis vs. mock group***

NOTE: PCV7 = Prevnar7, PPV23 = Pneumovax23

1) Rosch JW, Iverson AR, Humann J, Mann B, Gao G, Vogel P, Mina M, Murrah KA, Perez AC, Edward Swords W, Tuomanen EI, McCullers JA. A live-attenuated pneumococcal vaccine elicits CD4+ T-cell dependent class switching and provides serotype independent protection against acute otitis media. EMBO Mol Med. 2014 Jan;6(1):141-54. doi: 10.1002/emmm.201202150. PMID: 24408968; PMCID: PMC3936495.

17

blue water vaccines

# BWV-201 Preclinical Data for AOM: Chinchilla Model[1]

St. Jude Children's Research Hospital

**Approach:** Chinchillas intranasally vaccinated with BWV-201 vs. placebo & challenged with BHN97 *S. pneumo* strain to understand immunogenicity and efficacy

Figure A shows BHN97 strain is capable of causing otitis media in chinchillas following intranasal administration

Following vaccination, a reduction in the number of culture positive ears in the vaccinated group compared to the mock animals was observed (B) as well as significant reduction in colony forming units (CFUs) from middle ear 7 days post-challenge (C)



A
S. pneumoniae cfu
$10^9$
$10^8$
$10^7$
$10^6$
$10^5$
$10^4$
$10^3$
$10^2$
$10^1$
$10^0$
4
7
11
14
Days post-infection



B
Number of Ears
15
10
5
0
Positive
Negative
Vaccine
Mock



C
S. pneumoniae cfu
$10^8$
$10^7$
$10^6$
$10^5$
$10^4$
LOD
*
Vaccine
Mock

1) Rosch JW, Iverson AR, Humann J, Mann B, Gao G, Vogel P, Mina M, Murrah KA, Perez AC, Edward Swords W, Tuomanen EI, McCullers JA. A live-attenuated pneumococcal vaccine elicits CD4+ T-cell dependent class switching and provides serotype independent protection against acute otitis media. EMBO Mol Med. 2014 Jan;6(1):141-54. doi: 10.1002/emmm.201202150. PMID: 24408968; PMCID: PMC3936495.

18

blue water vaccines

# BWV-201 Preclinical Data for AOM: Chinchilla Model

St. Jude Children's Research Hospital

## BWV-201 induced a potent serotype independent antibody response[1]



A
BHN97 (Type 19F)
B
D39 (Type 2)
C
TIGR4 (Type 4)
D
T4R (unencapsulated)
Mock
PCV7
PPV23
BHN97ΔftsY
BHN97ΔcaxP
D39ΔftsY
D39ΔcaxP
Antibody Titer (OD 450nm)

***BHN97 ΔftsY (BWV-201) consistently gave the strongest serotype independent responses in a strain and serotype independent manner, while mice vaccinated with PCV7 or PPV23 only developed antibody responses to strains included in the vaccines (e.g., not Type 4)***

19

1) Rosch JW, Iverson AR, Humann J, Mann B, Gao G, Vogel P, Mina M, Murrah KA, Perez AC, Edward Swords W, Tuomanen EI, McCullers JA. A live-attenuated pneumococcal vaccine elicits CD4+ T-cell dependent class switching and provides serotype independent protection against acute otitis media. EMBO Mol Med. 2014 Jan;6(1):141-54. doi: 10.1002/emmm.201202150. PMID: 24408968; PMCID: PMC3936495.

blue water vaccines

# Sponsored Research Agreement Expansion

St. Jude Children's Research Hospital®

## Validation of Optimized Live Attenuated Pneumococcal Vaccines

**BWV-201 Platform Hypothesis**

*Express antigens from additional AOM-causing pathogens (e.g., non-typeable Haemophilus influenzae & Moraxella catarrhalis) on BWV-201 surface*

**Research Agreement Development**

*BWV & St. Jude extended partnership through Sponsored Research Agreement*

**Research Execution & Platform Viability**

*Execute additional expression & test efficacy through animal immunogenicity modeling*

☑ ***Sponsored Research Agreement Expansion Signed May 11, 2022***

***Results Pending, Provisional Patent Filed***

20

blue water vaccines

21 BWV - 101: Universal Influenza BWV - 102: H1 Pre - Pandemic Aiming to eradicate the flu, universally, with a smart vaccine that targets frequently occurring virulent epitopes

22 BWV - 101 & BWV - 102 Overview • BWV - 101 is a universal influenza candidate with hypothesized protection against H1, H3, and Flu B strains • BWV - 102 is a standalone H1, pre - pandemic, influenza vaccine candidate • Development of both candidates is based on epitopes of limited variability discovered through mathematical modeling at The University of Oxford • BWV holds a global, exclusive license for epitopes of limited variability BWV Influenza Program Highlights Blue Water Vaccines Pipeline

# Influenza Market Opportunity



## Influenza Disease Burden

- **1 billion influenza infections globally** and between **290,000 – 650,000 deaths** each year[1]
- In the US alone, there are about **30 million cases** each year and **30,000 – 50,000 related deaths**[2]
- The total annual economic burden for influenza in the US is about **$87 billion**[3]
- **Influenza A and B** cause most of human illness and the flu season



Influenza Vaccine

## Current Vaccine Shortcomings

- × Vaccines need to be **manufactured in chicken eggs** which increases time and cost
- × Yearly **reformulations rely on predictions** as to which strains will be dominant that flu season
- × Current annual flu vaccine **effectiveness ranges from 19% – 50%** due to strain variations[4]
- × Given strain evolution, individuals need to **receive shots each year** to provide any sort of protection

***With 193.8 million flu shots given in the 2020 – 2021 season[5] and an average CDC cost of $14.68 per adult dose[6], about $2.8 billion was spent on flu shots in the US alone from 2020 - 2021***

1) World Health Organization, Global Influenza Programme, "Burden of Disease"
2) Centers for Disease Control and Prevention, "Frequently Asked Questions about Estimated Flu Burden"
3) Molinari NA, Ortega-Sanchez IR, Messonnier ML, Thompson WW, Wortley PM, Weintraub E, Bridges CB. The annual impact of seasonal influenza in the US: measuring disease burden and costs. Vaccine. 2007 Jun 28;25(27):5086-96. doi: 10.1016/j.vaccine.2007.03.046. Epub 2007 Apr 20. PMID: 17544181.
4) Centers for Disease Control and Prevention, "CDC Seasonal Flu Vaccine Effectiveness Studies"
5) Centers for Disease Control and Prevention, "Historical Reference of Seasonal Influenza Vaccine Doses Distributed"
6) Centers for Disease Control and Prevention, "CDC Vaccine Price List, July 1, 2022"

23

blue water vaccines

# Epitopes of Limited Variability Overview[1]

UNIVERSITY OF OXFORD

**Current influenza vaccines can be divided into two groups:**


Hemagglutinin
Global head domain (variable)
Stem / Stalk domain (conserved region)

1. Target regions that are highly immunogenic of high variability or evolve frequently.
   These vaccines need to be updated regularly and administered annually.

2. Target regions that are conserved with low immunogenicity.
   There is less need for updating these vaccines, but they provide a poor immune response.

**BWV Approach**

**Our vaccine overcomes such issues by targeting regions, or epitopes, of the virus which are of limited variability. These epitopes remain present through the virus mutations.**

**By identifying multiple epitopes of limited variability, it is possible to produce vaccines or a single vaccine to protect against all previous and future H1 flu strains.**

1) Thompson, C.P., Lourenço, J., Walters, A.A. *et al.* A naturally protective epitope of limited variability as an influenza vaccine target. *Nat Commun* **9**, 3859 (2018). https://doi.org/10.1038/s41467-018-06228-8 blue water vaccines

24

# Epitopes of Limited Variability Overview[1]

### Epitopes of Limited Variability Discovery & Plan

- **Oxford Discovery:** Antigen/epitope evolution is limited in certain regions of the influenza virus, while previous thought was high evolution within the entire molecule
- **Epitopes of Limited Variability Immunogenicity:** ELVs are naturally immunogenic based on Oxford research
  - ELVs cycle between limited number of different conformations and represent optimal vaccine targets
- **BWV License & Approach:** We licensed IP for cross-protective epitopes for our vaccine candidates
  - Developed at the University of Oxford by Dr. Sunetra Gupta
  - Mathematical research has pinpointed ELVs that provide immunity to multiple strains
  - Identified ELVs in historical H1, H3 influenza and Influenza B strains to combine into a single, universal influenza vaccine candidate


Hemagglutinin molecule

***Oxford mathematical modeling showing certain epitopes (named "OREO") remain constant over time***

1) Thompson, C.P., Lourenço, J., Walters, A.A. *et al.* A naturally protective epitope of limited variability as an influenza vaccine target. *Nat Commun* **9**, 3859 (2018). https://doi.org/10.1038/s41467-018-06228-8

25

# BWV's Epitopes of Limited Variability Targets

UNIVERSITY OF OXFORD

**Identified Epitopes of Limited Variability**

**Influenza A H1N1**
**"OREO"**

*One epitope with 5 variants, currently generating additional optimization data between variants*

**Influenza A H3N2**
**"INDY", "MAIZ"**

*Two epitopes with either 4 or 6 variants, currently generating additional neutralization data*

**Influenza B (Yamagata & Victoria Strains)**
**"TATI"**

*One epitope with 7 variants, currently generating additional neutralization data*

***BWV-102 is a standalone, H1 pe-pandemic influenza vaccine using OREO epitopes***

***BWV-101 will include selected epitopes from H1, H3, and Influenza B to create a universal influenza vaccine candidate***

26

blue water vaccines

# Epitopes of Limited Variability Proof of Concept[1]

**Approach:** Mice were vaccinated with identified influenza A H1 epitope confirmations and challenged with historical influenza A strains to confirm cross-reactivity and epitope conservation across strains



e
Neutralisation of A/PR/8/1934 pseudotyped virus
IC50
60
40
20
0
Mice vaccinated with epitopes confirmations circulating in 2006 or 1977 induced protective immunity to challenge with 1934 strain
Blue (2009-like)
Red (2006-like)
Green (1977-like)
Orange (1995-like)
Pink (1940-like)
Group 1
Group 2
Group 1
Group 2
Vaccinated controls
Unvaccinated controls
Vaccine groups

***Vaccination of mice with epitopes from H1N1 influenza viruses circulating in 2006 and 1977 provided protection against a strain that last circulated in 1934***

BWV-101 and BWV-102 contain epitopes of limited variability to provide broad protection against most historic and future influenza strains

**NOTE:** Additional figures showing cross-reactivity to other historical strains have been demonstrated[1]

27

1) Thompson, C.P., Lourenço, J., Walters, A.A. *et al.* A naturally protective epitope of limited variability as an influenza vaccine target. *Nat Commun* **9**, 3859 (2018). https://doi.org/10.1038/s41467-018-06228-8

Epitopes of Limited Variability Proof of Concept 1 Approach: In addition to cross - reactivity, understand if antibodies directed against these epitopes confer protective immunity against historic strains 28 1) Thompson, C.P., Lourenço, J., Walters, A.A. et al. A naturally protective epitope of limited variability as an influenza vaccine target. Nat Commun 9 , 3859 (2018). https://doi.org/10.1038/s41467 - 018 - 06228 - 8 Vaccination with the 2006 - like and 1977 - like OREO epitope confirmations conferred immunity to challenge with a strain that last circulated in 1934

29 S&P Nanoparticle VLP Platform BWV - 301: Norovirus – Rotavirus We aim to create a novel, versatile vaccine platform applicable to multiple infectious diseases for transformative vaccines

BWV Virus - Like Particle (VLP) Program Overview 30 • Versatile VLP program based on the norovirus backbone that can self - assemble into 2 particles; shell (S) and protrusion (P) • Ability to present 3 smaller antigens on P particle and 1 large antigen on S particle for vaccine development • Proof of concept data for norovirus / rotavirus in gnotobiotic pig model & for malaria in mouse model • Current exploration of monkeypox antigen presentation for development of novel vaccine BWV VLP Program Highlights Blue Water Vaccines Pipeline

Versatile Nanoparticle Virus - Like Particle Platform Shell and Protrusion Particle Characteristics 31 x Comprised of 2 nanoparticles: S60 and P24 with norovirus backbone x Ability to present additional antigens on either particle from multiple infectious diseases x Broad therapeutic capabilities and a cost - effective vaccine development platform x Proof - of - concept in animal models showing strong & enhanced immunogenicity

32 2) BWV - 301 Norovirus - Rotavirus Overview » Norovirus is the most common cause of acute gastroenteritis, with about 700 million cases each year » About 200 million cases are in children under 5 years old, leading to an estimated 50,000 child deaths each year 1 » Estimated $60.3 billion spent on treatment each year 2 » Rotavirus causes an estimated 111 million cases of gastroenteritis each year » 2 million hospitalizations are reported each year, along with 122,000 – 215,000 deaths 3 Norovirus & Rotavirus Impact Vaccination Needs There are no commercially - available norovirus vaccines despite high disease burden in developed and developing countries While there are several available rotavirus vaccines, efficacy in low - income countries is lower & more efficacious vaccines are needed 3) World Health Organization, “Rotavirus Vaccines: WHO position paper – July 2021” 1) Centers for Disease Control and Prevention, “Norovirus Worldwide” Tan M. Norovirus Vaccines: Current Clinical Development and Challenges. Pathogens. 2021 Dec 19;10(12):1641. doi: 10.3390/pathogens10121641. PMID: 34959596; PMCID: PMC8709042.

# BWV-301 Preclinical Data: Gnotobiotic Pig Model[1]

**Approach:** Assess the immunogenicity and protective efficacy of the P24-VP8* nanoparticle in gnotobiotic pig model of human rotavirus infection and disease using mean diarrheal score and quantified viral shedding



(A)
Mean Diarrhea Score
3.0
2.5
2.0
1.5
1.0
0.5
0.0
1
2
3
4
5
6
7
Post Challenge Day
(B)
1.50E+04
1.25E+04
1.00E+04
7.50E+03
5.00E+03
2.50E+03
0.00E+00
FFU/mL
P24-VP8*
Control
Post Challenge Day

NOTE: Red indicates range for vaccinated animals, blue indicates ranges for unvaccinated

***Vaccinated animals (red) showed significantly reduced duration of diarrhea, lower mean diarrhea scores, and lower cumulative fecal consistency scores***

***Vaccinated animals (red) showed significantly less overall virus shedding compared to unvaccinated (blue), indicating neutralization of the virus***

1) Ramesh A, Mao J, Lei S, Twitchell E, Shiraz A, Jiang X, Tan M, Yuan AL. Parenterally Administered P24-VP8* Nanoparticle Vaccine Conferred Strong Protection against Rotavirus Diarrhea and Virus Shedding in Gnotobiotic Pigs. Vaccines (Basel). 2019 Nov 6;7(4):177. doi: 10.3390/vaccines7040177. PMID: 31698824; PMCID: PMC6963946.

33

# BWV-301 Preclinical Data: Gnotobiotic Pig Model[1]

**Approach:** Assess the immunogenicity and protective efficacy of the P24-VP8* nanoparticle in gnotobiotic pig model by measuring antibody titers & immune response indicators

- P24-VP8*
- Control

**Serum IgG Levels**


(A)
Geometric Mean Titer
A
***B
***C
***D
***D
PID 0
PID 10
PID 21
PID 28
PCD 7

**Serum IgA Levels**


(B)
Geometric Mean Titer
PID 0
PID 10
PID 21
PID 28
PCD 7

**HRV Neutralizing Antibody Levels**


(C)
Geometric Mean Titer
A
A
***B
***C
***C
PID 0
PID 10
PID 21
PID 28
PCD 7

***P24-VP8*-specific IgG antibody titers were significantly higher in vaccinated pigs vs. control***

***Serum IgA titers only detectable after challenge at PCD 7***

***HRV neutralizing antibodies were detected in serum of vaccinated pigs vs. control pigs only show detection post-challenge***

NOTE: Red indicates range for vaccinated animals, blue indicates ranges for unvaccinated

1) Ramesh A, Mao J, Lei S, Twitchell E, Shiraz A, Jiang X, Tan M, Yuan AL. Parenterally Administered P24-VP8* Nanoparticle Vaccine Conferred Strong Protection against Rotavirus Diarrhea and Virus Shedding in Gnotobiotic Pigs. Vaccines (Basel). 2019 Nov 6;7(4):177. doi: 10.3390/vaccines7040177. PMID: 31698824; PMCID: PMC6963946.

HRV = Human Rotavirus

34

35 BWV - 301 Preclinical Data: Mouse Model Approach: Vaccination of mice with vaccine candidate P 24 particle presenting the small domain of the CS protein (3D7 - PP) and two controls to demonstrate immunogenicity of vaccine candidate Antibody Titer After 2 nd Immunization Antibody Titer After 3 rd Immunization 3D7 - PP 3D7 - His 3D7 - GST 3D7 - PP 3D7 - His 3D7 - GST Mouse 1 25600 800 400 201400 25600 12800 Mouse 2 51200 <100 400 402800 12800 12800 Mouse 3 25600 400 400 201400 25600 12800 Mouse 4 25600 <100 800 402800 12800 12800 Vaccine candidate produces higher titer of antibodies, indicating immune response and potential immunogenicity

36 S&P Nanoparticle VLP Platform BWV - 302: Norovirus – Malaria We aim to create a novel, versatile vaccine platform applicable to multiple infectious diseases for transformative vaccines

# Malaria Overview



## Malaria Overview & Impact

- Caused by protozoan parasites from the **Plasmodium family**
- About **219 million cases** reported in 2019 leading to an estimated **409,000 deaths** globally[1]
- Approximately **67% of deaths can be attributed to children**[1]
- Direct costs of approximately **$12 billion worldwide** each year[2]


Malaria

## Treatment Limitations

- × One vaccine is available for treatment with limited authorization by the EMA in high transmission regions[3]
- × Two most common treatments are Chloroquine phosphate & Artemisinin-based combination (ACT) therapies[4]
- × Growing concern about resistance to mosquito control pesticides and existing malaria treatment[5]

1) World Health Organization, "Malaria – Key Facts, 26 July 2022"
2) Centers for Disease Control and Prevention, "Malaria's Impact Worldwide"
3) World Health Organization, "WHO recommends groundbreaking malaria vaccine for children at risk", 6 October 2021
4) Mayo Clinic, "Malaria Diagnosis and Treatment"
5) Uwimana, A., Legrand, E., Stokes, B.H. et al. Emergence and clonal expansion of in vitro artemisinin-resistant Plasmodium falciparum kelch13 R561H mutant parasites in Rwanda. Nat Med 26, 1602–1608 (2020). https://doi.org/10.1038/s41591-020-1005-2

37

# BWV-302 Overview and Hypothesis

**Approach:** Incorporate sequences from plasmodium sporozoites into P24 VLP and test VLP viability and test mouse sera for reactivity using immunofluorescence assays


1:1,000
1:2,000
1:4,000
2nd Ab only, neg-control
1:8,000
1:16,000
1:32,000

***IFA of plasmodium sporozoites (3D7) stained with anti-P24 particle presenting the small domain of the CS protein mouse sera***

*The antibodies were also shown to recognize the plasmodium falciparum 3D7 strain using immunofluorescence assays*

***Plasmodium sporozoites that cause infection can be attached to the P-particle in the S&P platform (detected using immunofluorescence) and may represent a novel malaria vaccine candidate***

38

# Monkeypox Market & Vaccine Exploration



## Monkeypox Overview & Impact

- Monkeypox virus is part of the same family of viruses as variola virus, the virus that causes smallpox[1]
- Symptoms are similar to that of smallpox, but milder, and monkeypox is rarely fatal[1]
- First human case recorded in 1970, with infrequent cases in several central and western African countries[1]
- 2 available monkeypox vaccines:
  - **JYNNEOS vaccine:** Live, attenuated, non-replicating smallpox and monkeypox vaccine given in a 2-dose series with doses 28 days apart[2]
  - **ACAM2000 vaccine:** Live vaccinia virus administered via bifurcated needle[2]

Cincinnati Children's

## Monkeypox Vaccine Opportunity

- ✓ Provide alternative vaccine options to meet global need
- ✓ Develop non-live vaccines that are still capable of eliciting an immune response

## BWV Monkeypox Approach

- ✓ **Utilize VLP platform** licensed from Cincinnati Children's to present monkeypox and/or smallpox antigens within the norovirus S & P particles
- ✓ Once constructs are generated, BWV will **assess vaccine's ability to elicit an immune response** in an animal model
- ✓ Once immunogenicity is assessed, BWV will **assess the scalability and manufacturability** of the vaccine

1) CDC, "About Monkeypox", July 22, 2022
2) CDC, "Monkeypox Vaccines", August 30, 2022

39

blue water vaccines

40 S&P Nanoparticle VLP Platform BWV - 401: Chlamydia Our goal is to develop a novel, live attenuated vaccine for the prevention of Chlamydia infection caused by Chlamydia trachomatis bacteria

41 BWV - 401 Overview • Based on technology from the University of Texas Health at San Antonio , in the laboratory of Dr. Guangming Zhong • Vaccine candidate is live attenuated and may provide mucosal immunity with oral delivery method used in initial publication of vaccine candidate • BWV currently funding non - human primate study to establish animal model & test immunogenicity / efficacy BWV Chlamydia Program Highlights Blue Water Vaccines Pipeline

# Chlamydia Overview

## Chlamydia Facts & Figures

UT Health
San Antonio

**High Annual Cases:** There were 1.6 million cases of Chlamydia in the U.S. in 2021[1] and 129 million cases globally[2]

**Asymptomatic Cases:** Many individuals are asymptomatic & can spread without knowing, leading to underestimated case counts[2]

**High Economic Burden:** Chlamydia, gonorrhea, and syphilis combined cost the U.S. about $1 billion annually in direct medical costs[3]



**Disease Complications:** Estimated that 10-15% of untreated women develop pelvic inflammatory disease and face chronic pain & fertility problems[4]

**Available Treatments:** There is no vaccine available to prevent Chlamydia infection, and disease is treated through antibiotics[5]

**Newborn Complications:** Active Chlamydia during childbirth can result in eye infections or pneumonia for newborns[6]

1) Centers for Disease Control and Prevention, "The State of STDs in the United States in 2021"
2) World Health Organization, Fact Sheets, "Sexually Transmitted Infections (STIs)"
3) Centers for Disease Control and Prevention, "1 in 5 people in the US have a sexually transmitted infection", Jan 25, 2021
4) Centers for Disease Control and Prevention, "STDs & Infertility"
5) Centers for Disease Control and Prevention, "Chlamydia Treatment & Care"
6) Centers for Disease Control and Prevention, "Chlamydia – CDC Basic Fact Sheet"

blue water vaccines

42

# BWV-401 Approach & Overview

**<u>Approach:</u>** Administer *Chlamydia muridarum* orally, inducing mucosal immunity in the GI tract and ultimately prevent infection of Chlamydia in the genital tract

UT Health
San Antonio

## BWV-401 Overview

- Oral administration of *Chlamydia muridarum* resulted in transmucosal prevention of genital tract *C. muridarum*
- Prolonged shedding of plasmid-free *C. muridarum* from the genital tract was shortened by coinoculation of wild-type *C. muridarum* in the mouse GI tract
- Mice intragastrically inoculated with *C. muridarum* became highly resistant to subsequent infection in the genital tract



Intragastric Immunization
(CMmCherry)
Intravaginal Challenge infection
(G13.32.1)
Control
Immunization
Vaginal
Rectal
a
a1
b
b1
Log10 IFUs per swab
3
21
28
35
42
49
56
59(3')
63(7')
70(14')
77(21')
84(28')
91(35')
97(42')
114(49')
121(56')
128(63')
Days after Inoculation intragastrically
(or intravaginally')

***Immunized mice showed significantly decreased shedding amount & time vs. control group, indicating potential for efficacious vaccine***

blue water vaccines

43

1) Wang, L., Zhu, C., Zhang, T., Tian, Q., Zhang, N., Morrison, S., Morrison, R., Xue, M., & Zhong, G. (2018). Nonpathogenic Colonization with Chlamydia in the Gastrointestinal Tract as Oral Vaccination for Inducing Transmucosal Protection. *Infection and immunity*, *86*(2), e00630-17. https://doi.org/10.1128/IAI.00630-17

BWV - 401 Approach & Overview Immunized mice showed significantly lower levels of Chlamydia pathology in the genital tract & lower oviduct inflammation levels vs. control group, supporting vaccine candidate investigation & development BWV - 401 Data & History 44 1) Wang, L., Zhu, C., Zhang, ľ., ľian, Q., Zhang, N., Moííison, S., Moííison, R., Xue, M., & Zhong, G. (2018). Nonpathogenic Colonization with Chlamydia in the Gastíointestinal ľíact as Oíal Vaccination foí Inducing ľíansmucosal Píotection. Infection and immunity , 86 (2), e00630 - 17. https://doi.oíg/10.1128/IAI.00630 - 17

BWV - 401 Development Plan & Next Steps BWV - 401 Development Plan Initial Mouse Data & License Technology Establish Non - Human Primate Model Optimize Vaccine Candidate Begin Manufacturing Process • Establish initial data supporting vaccine candidate development • Complete license agreement for BWV global exclusive license 45 • Perform non - human primate study to determine if C. muridarum can infect other species and serve as basis for vaccine • Perform additional immunogenicity & efficacy studies to support vaccine candidate development • Develop attenuated strain of vaccine candidate to ensure vaccine provides protection but cannot infect individuals • Generate efficacy & immunogenicity data supporting attenuated strain • Select Contract Development & Manufacturing Organization (CDMO) to begin scale - up and process development of candidate • Generate material for Phase 1 clinical trial Complete In Progress In Progress Timeline TBD

Summary and Recent Milestones Vaccine Candidate Developments BWV - 201: Acute Otitis Media & Pneumonia • May 2022: Expanded St. Jude Sponsored Research Agreement to explore presentation of additional AOM - causing pathogens into BWV - 201 • October 2022: Announced new data supporting indication expansion of BWV - 201 into S. pneumo - induced pneumonia BWV - 101 & 102: Influenza • April 2022: Presented discovery of H3 and Flu B epitopes of limited variability at World Vaccine Congress • May 2022: Announced collaboration with Instituto Butantan for development of BWV - 101 in Brazil BWV - 301 & 302: VLP S&P Platform • July 2022: Signed Sponsored Research Agreement with Cincinnati Children’s for VLP Platform Exploration & Development • August 2022: Announced exploration of VLP platform applicability to develop a novel monkeypox vaccine candidate Corporate Developments 46 » February 2022: Completed $20M Initial Public Offering (NASDAQ: BVW) » May 2022: Completed $8M Private Placement with institutional investors » July 2022: Completed $10M Private Placement with institutional investors » November 2022: Signed global, exclusive, license agreement for Chlamydia vaccine with UT Health » December 2022: Received “buy” rating from two notable, healthcare - focused banks » Cash Runway: IPO and subsequent private placements have secured cash runway into Q3 2024

Thank you! Follow us on: https://www.facebook.com/BlueWaterVaccines https://www.linkedin.com/company/blue - water - vaccines - inc/ https://twitter.com/vaccinesInc